UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 11, 2011
American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19672	04-2959321

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 842-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On August 11, 2011, American Superconductor Corporation (the “Company”) issued a press release announcing certain matters relating to its expected results for the fiscal quarter ended June 30, 2011. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 2.05.	Costs Associated with Exit or Disposal Activities.
On August 11, 2011, the Company informed affected employees of the Company’s plan to reduce its global workforce by approximately 150 positions. These reductions, collectively with all other reductions made by the Company since March 31, 2011, represent a total reduction of the Company’s (i) global workforce of approximately 30 percent, and (ii) annualized expenses by approximately $30 million. These reductions are being made to better align costs with the Company’s near-term revenue expectations, which have been affected by business and contractual issues with the Company’s largest customer, Sinovel Wind Group Co., Ltd.
The workforce reduction takes effect immediately. The Company expects to incur restructuring charges of $3 million to $4 million for severance and related expenses in the quarter ended September 30, 2011.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
No.	Description
99.1	Press Release, dated August 11, 2011 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended).
Forward-Looking Statements
Any statements in this current report about future expectations, plans and prospects for the Company, including without limitation our expectations regarding charges for severance and related expenses and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include: we may be subject to additional unanticipated accounting, audit and internal control issues; we have a history of operating losses, and we may incur losses in the future; our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter, including any expectations resulting from financial guidance issued by us; a significant portion of our revenues have been derived from a single customer, Sinovel, and any failure by this customer (or other customers) to honor contractual obligations to accept products or to pay for products may have a material adverse impact on our financial condition or results from operations; adverse changes in domestic and global economic conditions could adversely affect our business; changes in exchange rates could adversely affect our financial results; we may not realize all of the sales expected from our backlog of orders and contracts; we rely upon third party suppliers for the components and subassemblies of many of our products, making us vulnerable to supply shortages and price fluctuations; we may require significant additional funding and may be unable to raise capital when needed, which could force us to delay, reduce, or eliminate planned activities, including the planned acquisition of The Switch; failure to complete the planned acquisition of The Switch could harm our operating results and could cause our stock price to decline; completion of the planned acquisition of The Switch could present certain risks to our business; we may acquire additional complementary businesses or technologies that may require us to incur substantial costs for which we may never realize the anticipated benefits; we have been named as a party to purported stockholder class actions and a shareholder derivative complaints, and we may be named in additional litigation, all of which will require significant management time and attention and result in significant legal expenses and may result in an unfavorable outcome, which could have a material adverse effect on our business, operating results and financial condition; our common stock has experienced, and may continue to experience, significant market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to additional costly litigation against us that could further divert our management’s attention; if we fail to implement our business strategy, our financial performance could be harmed and our growth could slow or stop; our products face intense competition, which could limit our ability to acquire or retain customers; our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; we depend on sales to China, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of China; changes in China’s political, social, regulatory and economic environment may affect our financial performance; problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; our success in addressing the wind energy market is dependent on the manufacturers that license our designs; we have not manufactured our Amperium wire in commercial quantities, and a failure to manufacture our Amperium wire in commercial quantities at acceptable cost and quality levels would substantially limit our future revenue and profit potential; and our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position. Reference is made to many of these factors and others in the “Risk Factors” section of the Company’s most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, any forward-looking statements included in this report represent the Company’s expectations as of the date of this report. While the Company anticipates that subsequent events and developments may cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION
Date: August 11, 2011	By:	/s/David A. Henry
David A. Henry
Senior Vice President and Chief Financial Officer

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